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                                                                   EXHIBIT 10.58



         AMENDMENT NUMBER 1 (this "Amendment") dated as of February 17, 2005 by and among Comcast Cable Communications Holdings, Inc., a Delaware corporation ("Comcast"), MOC Holdco II, Inc., a Delaware corporation ("Comcast Subsidiary"), TWE Holdings I Trust, a Delaware statutory trust ("Comcast Trust I"), TWE Holdings II Trust, a Delaware statutory trust ("Comcast Trust"), Comcast Corporation, a Pennsylvania corporation ("Comcast Parent"), Cable Holdco Inc., a Delaware corporation ("Holdco"), and Time Warner Cable Inc., a Delaware corporation ("Time Warner Cable").

         WHEREAS, the parties hereto are parties to an Tolling and Optional Redemption Agreement dated as of September 24, 2004 (the "Agreement"); and

         WHEREAS, the parties hereto desire to amend the Agreement as set forth herein;

         NOW, THEREFORE, the parties hereto agree as follows:

         Section 1. Definitions. Capitalized terms used herein and not defined shall have the meanings specified in the Agreement. References to Sections in this Amendment refer to such Sections in the Agreement.

         Section 2. Amendment. The Agreement is hereby amended as follows:

         (a)      Section 1.1 is amended as follows:

                  (i)      by adding the following defined terms:

                           "Option/Tolling Termination Notice" means a notice by
                  either Comcast Subsidiary to the other parties hereto or by Time Warner Cable to the other parties hereto that, in either such case, such party intends to cause the Option and the tolling of registration rights pursuant to Section 2.3 to, in each case, terminate at 5:00 p.m. (NYT) on the 60th day after the delivery of such notice.

                           "Option/Tolling Termination Notice Date" means the
                  date of delivery of the Option/Tolling Termination Notice.

                  (ii) by deleting clause (i) of the definition of "Option Expiration Date" and replacing it with the following: "(i) the date that is 60 days following the Option/Tolling Termination Notice Date"; and

                  (iii) by deleting clauses (i), (ii) and (iii) of the definition of "Tolling Termination Date" and replacing it with the following clauses (i), (ii) and (iii): "(i) the date that is 60 days following the Option/Tolling Termination Notice Date, (ii) termination of this Agreement by Comcast


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         Subsidiary pursuant to Section 10.1(c), (iii) the termination of this
         Agreement by Comcast Subsidiary pursuant to Section 10.1(h)".

                  (b) Section 10.1 is amended by inserting the following immediately following Section 10.1(g):

                           "(h)     By Comcast Subsidiary, at any time after
                  April 1, 2005, if by notice to the other parties Comcast Subsidiary irrevocably elects not to exercise the Option."

         Section 3. Entire Agreement. The Agreement, as amended hereby, and the other Transaction Documents executed concurrent therewith embody the entire agreement among the parties hereto with respect to the subject matter thereof and supersedes all prior representations, agreements and understandings, oral or written, with respect thereto.

         Section 4. Binding Effect. Except to the extent expressly provided herein, the Agreement shall remain in full force and effect in accordance with its terms.

         Section 5. Miscellaneous. Article 12 of the Agreement (other than Sections 12.1, 12.2, 12.5, 12.14 and 12.16), is hereby incorporated by reference into this Amendment and made a part hereof, except that references in such Article to the Agreement shall be deemed to refer this Amendment (other than references to specific provisions of the Agreement, which shall be deemed to refer to such provisions of the Agreement).


                                       2
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         IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Amendment on the date first written above.


                                        COMCAST CABLE
                                        COMMUNICATIONS HOLDINGS,
                                        INC.



                                          By: /s/ Arthur R. Block
                                             ----------------------------------
                                              Name: Arthur R. Block
                                              Title: Senior Vice President


                                        MOC HOLDCO II, INC.



                                          By: /s/ James P. McCue
                                             ----------------------------------
                                              Name: James P. McCue
                                              Title: President


                                        TWE HOLDINGS II TRUST



                                          By: /s/ Edith E. Holiday
                                             ----------------------------------
                                              Name: Edith E. Holiday, solely in
                                              her capacity as Operating Trustee


                                        CABLE HOLDCO INC.



                                          By: /s/ David E. O'Hayre
                                             ----------------------------------
                                              Name: David E. O'Hayre
                                              Title: Executive VP--Investments


                                        TIME WARNER CABLE INC.



                                          By: /s/ David E. O'Hayre
                                             ----------------------------------
                                              Name: David E. O'Hayre
                                              Title: Executive VP--Investments


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COMCAST CORPORATION



By: /s/ Arthur R. Block
   ---------------------------------
    Name: Arthur R. Block
    Title: Senior Vice President


TWE HOLDINGS I TRUST



By: /s/ Edith E. Holiday
   ----------------------------------
    Name: Edith E. Holiday, solely
    in her capacity as Operating
    Trustee